As filed with the Securities and Exchange Commission on February 6, 2017

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22499

The Cushing Renaissance Fund

(Exact name of registrant as specified in charter)

8117 Preston Road, Suite 440, Dallas, TX 75225

(Address of principal executive offices) (Zip code)

Jerry V. Swank

8117 Preston Road, Suite 440, Dallas, TX 75225

(Name and address of agent for service)

214-692-6334

(Registrant’s telephone number, including area code)

Date of fiscal year end: November 30, 2016

Date of reporting period: November 30, 2016

Item 1. Reports to Stockholders.

Annual Report

November 30, 2016

THE CUSHING® RENAISSANCE FUND

Investment Adviser Cushing® Asset Management, LP 8117 Preston Road Suite 440 Dallas, TX 75225 (214) 692-6334 (888) 777-2346 www.cushingcef.com www.cushingasset.com

The Cushing® Renaissance Fund

Shareholder Letter

Dear Fellow Shareholder,

The Cushing® Renaissance Fund (the “Fund”) generated a positive return for shareholders for the fiscal year ended November 30, 2016 (the “period”). For the period, the Fund delivered a Net Asset Value Total Return (equal to the change in net asset value (“NAV”) per share plus reinvested cash distributions from underlying Fund investments during the period) of 10.92%, versus total returns of 14.77% for the S&P North American Natural Resources Sector Index and 8.06% for the S&P 500® Index (Total Return). The Fund’s Share Price Total Return (equal to the change in market price per share plus reinvested cash distributions from underlying Fund investments during the period) was 24.19% for the fiscal year ended November 30, 2016 and differs from the Net Asset Value Total Return due to fluctuations in the discount of share price to NAV. The Fund’s shares traded at a 9.94% discount to NAV as of the end of the period, compared to a 19.56% discount at the end of the last fiscal year and a 13.84% discount at May 31, 2016.

Market Review

Fiscal 2016 was volatile for commodity-sensitive sectors despite long periods of calm in the broader equity markets (more on this below). However, we think the main tenet of the Renaissance strategy — that cheap and abundant crude oil and natural gas in North America will drive renewed, secular growth and investment in domestic industry — was evident in the underlying fundamentals of the sectors in which we invest the Fund’s portfolio. Rather than cancel projects, most companies in these sectors opted to invest through the cycle in natural gas export projects, new petrochemical plants, ethane and propane export capability, tankage, and new crude oil and natural gas pipelines. We believe this demonstrates the industry’s confidence in the longer-term trend as many of these are 20+ year projects and capital markets appeared willing to fund the growth.

The broader equity market, as measured by performance of the S&P 500® Index, had a rough start to the fiscal year, but reached new all-time highs by the end of the period. The first quarter of the period saw a nearly 15% draw-down in the domestic equity market as crude oil prices hit a trough, and dollar strength and industrial de-stocking led to earnings and recession concerns for cyclicals. The trough did not last long, though, and the domestic equity market recovered from lows in the first quarter by mid-April. The domestic equity markets were then actually quite calm and grinded higher for much of the spring, summer and fall, punctuated by only two brief and ultimately shallow dips resulting from two unexpected events — the UK’s exit vote from the European Union (the so-called “Brexit”) and Donald Trump winning the U.S. presidential election. Domestic equities hit an all-time high at the end of the period. During the time between the election and the end of the period, domestic stocks traded generally in line with political expectations — industrial, infrastructure, and energy stocks traded well while health care and technology lost ground. Investors clearly expect a pro-growth Trump Administration and the rise in domestic stock prices, and multi-year high in the S&P 500’s price/earnings ratio, illustrate this.

The Fund outperformed the S&P 500® Index for the period as the recovery in commodity-sensitive sectors as well as industrial and transportation stocks outpaced many of the sectors that are not a focus of the Fund’s investment strategy. The Fund’s underperformance versus the S&P® North American Natural Resources Sector Index reflected the higher weighting of metals and mining stocks in that index as compared to the Fund’s investment portfolio during the period. Stocks within the metals and mining sector were up 53% for the fiscal period.

Fund Performance

The biggest contributing investments to the Fund’s performance during the fiscal year were Western Refining Inc. (NYSE: WNR), CenterPoint Energy Inc. (NYSE: CNP), and Synergy Resource Corporation (NYSE MKT: SYRG). Western Refining, an oil refiner, announced in November 2016 that it had agreed to be sold to Tesoro Corp for a sizable premium. CenterPoint is a Houston-based utility that also owns part of a publicly-traded pipeline company. It became the target of a well-known activist investor who instigated for a break-up of the company and helped drive the stock price higher. Lastly, Synergy Resources is an oil-producer focused on properties in Colorado. The Fund bought shares after the stock price was hit by three dilutive equity offerings in a short span of time early in the period. Shares of the company rebounded after oil prices recovered, the company released favorable guidance and the company announced that it would not seek additional capital.

The three investments which detracted the most from the Fund’s performance during the fiscal year were Calumet Specialty Products Partners L.P. (NASDAQ: CLMT), Teekay Corporation (NYSE: TK), and Capital Products Partners L.P. (NASDAQ: CPLP). Calumet is a diversified refined product and lubes manufacturer that suffered from a combination of poor acquisition timing, a leveraged balance sheet, and weak refining fundamentals. We determined that cash could be tight and a distribution cut was likely, and sold the stock to stem losses. Both Teekay and Capital Products Partners are shipping companies that suffered from a deterioration in the day rates they charge to haul energy commodities. Both companies cut their dividends during the fiscal year.

We shifted several of the Fund’s industry exposures during the fiscal year as the macroeconomic environment changed. These shifts included decreasing the Fund’s exposure to the Materials and Utilities and increasing exposure to the Midstream and Industrial sectors. As of the end of the period, the Fund’s largest exposures were to the Midstream/Master Limited Partnerships, Refining, and Chemicals sectors.

We took a more aggressive energy commodity stance during the period by adding crude oil producers Synergy Resource Corp., RSP Permian Inc. (NYSE: RSPP), and Matador Resources Company (NYSE: MTDR), and selling Total SA (NYSE: TOT), Statoil ASA (NYSE: STO), and EQT Corporation (NYSE: EQT). Other meaningful new positions added during the fiscal year include Dover Corporation (NYSE: DOV) (Industrials), CSX Corporation (NYSE: CSX) (Transportation), Olin Corporation (NYSE: OLN) and Univar Inc. (NYSE: UNVR) (Chemicals), Western Refining Inc. (Refining), and NGL Energy Partners LP (NYSE: NGL) (Midstream/Master Limited Partnerships). We materially reduced the Fund’s exposure to the Materials and Utilities sectors, as noted above, through the sale of positions in Sealed Air Corporation (NYSE: SEE), PolyOne Corporation (NYSE: POL), CenterPoint Energy Inc. (NYSE: CNP), Calpine Corporation (NYSE: CPN), and PPL Corporation (NYSE: PPL).

Leverage

The Fund employs leverage for additional income and total return potential and generally seeks to maintain a leverage ratio of between 105% and 120% during normal market conditions. At the end of the period, the Fund had a leverage ratio of about 111%. Assuming current market conditions continue, we intend to average higher than this level in the following fiscal year. As the prices of the Fund’s investments increase or decline, there is a risk that the impact to the Fund’s NAV and total return will be negatively impacted by leverage, but the Fund’s use of leverage is intended to have a positive impact over the longer term.

Outlook

We believe the combination of the surprise outcome of the U.S. presidential election at the end of the Fund’s fiscal year, the beginning of an interest rate tightening cycle by the Federal Reserve, the OPEC agreement to curtail oil market supply, and indicators of stark improvement in many pro-cyclical indicators is a potential economic game-changer for North America. The incoming Trump Administration has hinted that it would seek to lower corporate and individual tax rates and incent companies to repatriate foreign cash. It also hinted that it would seek to change/eliminate certain Federal programs or decisions that affect energy companies. While the strong dollar, higher interest rates, and rising commodity prices resulting from the above news flow could have a detrimental effect on global growth, we think the impact will be felt disproportionately in emerging economies while incremental growth will shift towards developed regions, specifically the U.S.

We are constructive on both crude oil and natural gas prices. OPEC’s late 2016 meeting in Vienna sealed a deal with member states and large non-OPEC producers to coordinate a production cut that is widely expected to draw down global petroleum inventories and raise prices. It is a testament to the flexibility of the Renaissance strategy that we were able to pivot the Fund to take advantage of this change. In fiscal 2015, when crude oil prices were falling and still had not found a bottom, positions in the refining sector (the biggest consumer of crude oil and typically a beneficiary of low oil prices) were the largest contributors to Fund returns. By contrast, in fiscal 2016, a period during which crude oil prices nearly doubled from the trough price, holdings in the Exploration & Production sector (producers of crude oil) were the largest contributors to the Fund’s performance. We believe this reinforces the necessity of the Fund’s “top down + bottom up” investment process as well as active management to cope with a volatile investment environment.

With regard to natural gas, we think the supply-demand balance is better than it has been in years. Federal- and state-level regulations mandating increased use of renewable power are creating additional need for natural-gas fired peaking capacity. Additionally, the U.S. began exporting natural gas from the Gulf Coast in 2016 and several more export facilities under construction will begin operation in the next two years. Lastly, several new petrochemical plants under construction are also scheduled to begin operation in the next two years and much of the hydrocarbon feedstock required for these new plants will come from the stream of natural gas supply. To be fair, the risk of dramatically increased production of natural gas is real as the industry has become very efficient, and could dampen prices, but we believe the demand “pull” described above will buoy prices well above the average of the last couple of years.

In summary, we believe 2017 could benefit from a dose of fiscal stimulus and energy markets are far better balanced than they were in both 2015 and 2016. We intend to position the Fund to benefit from higher energy prices and from cyclical tailwinds associated with fiscal stimulus and economic growth.

We truly appreciate your support, and we look forward to helping you achieve your investment goals in the coming year.

Sincerely,

Jerry V. Swank
Chairman, Chief Executive Officer and President

The information provided herein represents the opinion of the Fund’s portfolio managers and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice. The opinions expressed are as of the date of this report and are subject to change.

The information in this report is not a complete analysis of every aspect of any market, sector, industry, security or the Fund itself. Statements of fact are from sources considered reliable, but the Fund makes no representation or warranty as to their completeness or accuracy. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. Please refer to the Schedule of Investments for a complete list of Fund holdings.

Past performance does not guarantee future results. Investment return, net asset value and common share market price will fluctuate so that you may have a gain or loss when you sell shares. Since the Fund is a closed-end management investment company, shares of the Fund may trade at a discount or premium from net asset value. This characteristic is separate and distinct from the risk that net asset value could decrease as a result of investment activities and may be a greater risk to investors expecting to sell their shares after a short time. The Fund cannot predict whether shares will trade at, above or below net asset value. The Fund should not be viewed as a vehicle for trading purposes. It is designed primarily for risk-tolerant long-term investors.

An investment in the Fund involves risks. Leverage creates risks which may adversely affect returns, including the likelihood of greater volatility of net asset value and market price of the Fund’s common shares. The Fund is nondiversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. The Fund’s investments will be concentrated in the energy sector and industrial and manufacturing companies. Thus, the Fund may be subject to more risks than if it were more broadly diversified over numerous industries and sectors of the economy. Energy companies may be affected by fluctuations in the prices of commodities, declines in production or supply sources, a sustained decline in demand, environmental liabilities, changes in regulation and other risks. MLPs are subject certain risks inherent in the structure of MLPs, including complex tax structure risks, the limited ability for election or removal of management, limited voting rights, potential dependence on parent companies or sponsors for revenues to satisfy obligations, and potential conflicts of interest between partners, members and affiliates. Investors in MLP funds incur management fees from underlying MLP investments. The potential tax benefits from investing in MLPs depend on them being treated as partnerships for federal income tax purposes. If the MLP is deemed to be a corporation then its income would be subject to federal taxation at the entity level, reducing the amount of cash available for distribution to the Fund which could result in a reduction of the Fund’s value.

The Fund incurs operating expenses, including advisory fees, as well as leverage costs. Investment returns for the Fund are shown net of fees and expenses.

Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Please refer to the Schedule of Investments for a complete list of Fund holdings.

The S&P 500 Index is an unmanaged index of common stocks that is frequently used as a general measure of stock market performance. The S&P North American Natural Resources Sector Index measures the performance of U.S. traded natural resources related stocks. Neither of these indices includes fees or expenses. It is not possible to invest directly in an index.

The Cushing® Renaissance Fund

Allocation of Portfolio Assets (Unaudited)

November 30, 2016

(Expressed as a Percentage of Total Investments)

(1)	Fund holdings and sector allocations are subject to change and there is no assurance that the Fund will continue to hold any particular security.
(2)	Common Stock
(3)	Senior Notes
(4)	Master Limited Partnerships and Related Companies

The Cushing® Renaissance Fund

Key Financial Data (Supplemental Unaudited Information)

The Information presented below regarding Distributable Cash Flow is supplemental non-GAAP financial information, which we believe is meaningful to understanding our operating performance. Supplemental non-GAAP measures should be read in conjunction with our full financial statements.

	Fiscal Year Ended 11/30/16	Fiscal Year Ended 11/30/15	Fiscal Year Ended 11/30/14	Fiscal Year Ended 11/30/13	Period from September 25, 2012(a) through November 30, 2012
FINANCIAL DATA
Total income from investments
Distributions and dividends received, net of foreign taxes withheld	$5,845,564	$6,280,188	$6,537,721	$5,652,293	$852,049
Interest income & other	$2,334,255	$2,556,657	$2,838,317	$2,611,738	$98,905

Total income from investments	$8,179,819	$8,836,845	$9,376,038	$8,264,031	$950,954
Adviser fee and operating expenses
Adviser fees, less expenses waived by Adviser	$1,467,185	$1,979,660	$2,678,764	$1,951,299	$242,764
Operating expenses (b)	475,852	533,904	545,286	533,110	236,794
Leverage costs	158,972	181,532	267,870	251,755	0
Other	1,254	5,119	1,207	4,944	250

Total Adviser fees and operating expenses	$2,103,263	$2,700,215	$3,493,127	$2,741,108	$479,808
Distributable Cash Flow (DCF) (c)	$6,076,556	$6,136,630	$5,882,911	$5,522,923	$471,146
Distributions paid on common stock	$9,928,869	$9,928,869	$9,928,869	$8,960,199	$0
Distributions paid on common stock per share	$1.64	$1.64	$1.64	$1.48	$0.00
Distribution Coverage Ratio
Before advisory fee and operating expenses	0.8x	0.9x	0.9x	0.9x	0.0x
After advisory fee and operating expenses	0.6x	0.6x	0.6x	0.6x	0.0x
OTHER FUND DATA (end of period)
Total Assets, end of period	129,985,987	126,197,190	180,609,847	191,388,953	149,337,184
Unrealized appreciation (depreciation)	8,701,560	(3,758,216)	18,534,134	23,272,117	(255,691)
Short-term borrowings	10,456,007	7,321,000	24,171,751	24,659,062	0
Short-term borrowings as a percent of total assets	8%	6%	13%	13%	0%
Net Assets, end of period	117,569,394	118,568,412	156,094,420	166,240,231	143,850,293
Net Asset Value per common share	$19.42	$19.58	$25.78	$27.46	$23.76
Market Value per share	$17.49	$15.75	$23.51	$24.30	$23.41
Market Capitalization	$105,887,748	$95,353,461	$142,333,960	$147,116,768	$141,728,541
Shares Outstanding	6,054,188	6,054,188	6,054,188	6,054,188	6,054,188

(a)	Commencement of operations.
(b)	Excludes expenses related to capital raising.
(c)	“Net Investment Income” on the Statement of Operations is adjusted as follows to reconcile to Distributable Cash Flow: increased by the return of capital on MLP distributions.

The Cushing® Renaissance Fund

Schedule of Investments	November 30, 2016

COMMON STOCK — 61.9%	Shares	Fair Value

Chemicals — 14.9%
Netherlands — 3.5%
LyondellBasell Industries NV(1)	45,000	$4,064,400
United States — 11.4%
Olin Corporation(1)	145,000	3,770,000
The Dow Chemical Company	30,000	1,671,600
Univar, Inc.(2)	70,000	1,743,000
Westlake Chemical Corporation(1)	50,000	2,958,500
W.R. Grace & Company	50,000	3,263,000

		17,470,500

Exploration & Production — 10.2%
Netherlands — 2.8%
Royal Dutch Shell Plc	65,000	3,321,500
United Kingdom — 3.0%
BP Plc	100,000	3,501,000
United States — 4.4%
Matador Resources Company(2)	30,000	799,200
RSP Permian, Inc.(2)	34,158	1,525,155
SM Energy Company	65,000	2,590,900
Synergy Resources Corporation(2)	30,000	284,700

		12,022,455

Industrials — 3.7%
United States — 3.7%
Dover Corporation(1)	40,000	2,904,400
Flowserve Corporation	30,000	1,423,500

		4,327,900

Refiners — 14.7%
United States — 14.7%
Marathon Petroleum Corporation(1)	80,000	3,761,600
PBF Energy, Inc.(1)	120,000	2,878,800
Phillips 66	54,000	4,486,320
Western Refining, Inc.(1)	170,000	6,097,900

		17,224,620

Transportation — 6.9%
Bermuda — 1.3%
Golar LNG Limited	65,000	1,586,000
United States — 5.6%
CSX Corporation(1)	90,000	3,222,900
XPO Logistics, Inc.(2)	75,000	3,339,750

		8,148,650

Utilities — 11.5%
United States — 11.5%
Dominion Resources, Inc.(1)	40,000	2,931,600
Exelon Corporation(1)	140,000	4,551,400
Sempra Energy(1)	32,500	3,243,500
Southern Company(1)	60,000	2,809,200

		13,535,700

Total Common Stocks (Cost $61,457,633)		$72,729,825

See Accompanying Notes to the Financial Statements.

The Cushing® Renaissance Fund

Schedule of Investments	November 30, 2016 — (Continued)

MASTER LIMITED PARTNERSHIPS AND RELATED COMPANIES — 18.7%	Shares	Fair Value

Crude Oil & Refined Products — 6.2%
United States — 6.2%
Delek Logistics Partners, L.P.(1)	45,000	$1,149,750
Genesis Energy, L.P.	50,000	1,747,000
MPLX, L.P.	65,000	2,135,250
Sunoco, L.P.	95,000	2,289,500

		7,321,500

Large Cap Diversified — 5.0%
United States — 5.0%
Energy Transfer Partners, L.P.(1)	95,000	3,336,400
Enterprise Products Partners, L.P.(1)	100,000	2,593,000

		5,929,400

Propane — 2.8%
United States — 2.8%
NGL Energy Partners, L.P.	175,000	3,246,250

Shipping — 3.8%
United States — 3.8%
Cheniere Energy Partners, L.P.(1)	150,000	4,405,500

Upstream — 0.9%
United States — 0.9%
Mid-Con Energy Partners, L.P.(3)	465,116	1,111,627

Total Master Limited Partnerships and Related Companies (Cost $19,673,368)		$22,014,277

FIXED INCOME — 28.3%
Engineering & Construction — 4.4%
United States — 4.4%
Zachry Holdings, Inc., 7.500%, due 02/01/2020(4)	5,000,000	$5,137,500

Exploration & Production — 12.3%
Canada — 2.1%
MEG Energy Corporation, 6.375%, due 01/30/2023(4)	2,725,000	2,418,437
United States — 10.2%
Bill Barrett Corporation, 7.000%, due 10/15/2022(1)	2,750,000	2,413,125
Denbury Resources, Inc., 4.625%, due 07/15/2023	4,000,000	3,100,000
Sabine Pass Liquefaction, LLC, 5.750%, due 05/15/2024(1)	1,000,000	1,060,000
Sabine Pass Liquefaction, LLC, 5.625%, due 02/01/2021(1)	1,000,000	1,065,000
Sanchez Energy Corporation, 6.125%, due 01/15/2023(1)	5,000,000	4,400,000

		14,456,562

Industrials — 5.3%
United States — 5.3%
H & E Equipment Services, Inc., 7.000%, due 09/01/2022(1)	2,000,000	2,115,000
United Rentals North American, Inc., 5.750%, due 11/15/2024(1)	4,000,000	4,160,000

		6,275,000

Oil Services — 0.8%
United States — 0.8%
Key Energy Services, 6.750%, due 03/01/2021	4,000,000	930,000

See Accompanying Notes to the Financial Statements.

The Cushing® Renaissance Fund

Schedule of Investments	November 30, 2016 — (Continued)

FIXED INCOME — (Continued)	Shares	Fair Value

Refiners — 5.5%
United States — 5.5%
PBF Holding Company, LLC / PBF Finance Corporation, 7.000%, due 11/15/2023(4)	1,580,000	$1,516,800
Western Refining, Inc., 6.250%, due 04/01/2021(1)	4,750,000	4,955,200

		6,472,000

Total Fixed Income (Cost $37,776,213)		$33,271,062

Total Investments — 108.9% (Cost $118,907,214)		$128,015,164
Liabilities in Excess of Other Assets — (8.9%)		(10,445,770)

Net Assets Applicable to Common Stockholders — 100.0%		$117,569,394

SCHEDULE OF WRITTEN OPTIONS — (0.4)%	Contracts
United States — (0.4)%
XPO Logistics, Inc.
Expiration: December 2016, Exercise Price $38.00	(750)	$(517,500)

Total Written Options (Proceeds $111,110)		$(517,500)

(1)	All or a portion of these securities are held as collateral pursuant to the loan agreements.
(2)	No distribution or dividend was made during the period ended November 30, 2016. As such, it is classified as a non-income producing security as of November 30, 2016.
(3)

Restricted security, Fair valued by the Adviser using the Fund’s valuation procedures and subsequently ratified by the Board of Trustees. The position was acquired on October 7, 2016 at $1,000,000 and the fair value accounted for 0.95% of the Fund’s net assets as of November 30, 2016.

(4)

Securities purchased pursuant to Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.” These securities have been deemed to be liquid by the Fund’s adviser under the supervision of the Board of Directors. As of November 30, 2016, the value of these investments was $9,072,737, or 7.72% of total net assets.

See Accompanying Notes to the Financial Statements.

The Cushing® Renaissance Fund

Statement of Assets & Liabilities

November 30, 2016

Assets
Investments, at fair value (cost $118,907,214)	$128,015,164
Cash	8,733
Receivable for investments sold	659,107
Distributions and dividends receivable	716,236
Interest receivable	515,308
Prepaid expenses	71,439

Total assets	129,985,987

Liabilities
Written call options, at fair value (premiums $111,110)	517,500
Payable to Adviser	138,628
Payable for investments purchased	1,175,566
Short-term borrowings	10,456,007
Accrued expenses and other liabilities	128,892

Total liabilities	12,416,593

Net assets applicable to common stockholders	$117,569,394

Components of Net Assets
Capital stock, $0.001 par value; 6,054,188 shares issued and outstanding (unlimited shares authorized)	$6,054
Additional paid-in capital	125,162,430
Distributions in excess of accumulated net investment income	(260,173)
Distributions in excess of accumulated net realized gains	(16,040,477)
Net unrealized appreciation on investments	8,701,560

Net assets applicable to common stockholders	$117,569,394

Net asset value per common share outstanding (net assets applicable to common shares divided by common shares outstanding)	$19.42

See Accompanying Notes to the Financial Statements.

The Cushing® Renaissance Fund

Statement of Operations

Fiscal Year Ended November 30, 2016

Investment Income
Distributions and dividends received, net of foreign taxes withheld of $95,047	$5,845,564
Less: return of capital on distributions	(2,451,174)

Distribution and dividend income	3,394,390
Interest income	2,334,255

Total Investment Income	5,728,645

Expenses
Adviser fees	1,467,185
Professional fees	125,429
Administrator fees	111,642
Trustees’ fees	89,928
Insurance expense	50,307
Reports to stockholders	40,160
Registration fees	26,029
Transfer agent fees	16,243
Custodian fees and expenses	11,059
Fund accounting fees	5,055
Other expenses	1,254

Total Expenses before Interest Expense	1,944,291

Interest expense	158,972

Net Expenses	2,103,263

Net Investment Income	3,625,382

Realized and Unrealized Loss on Investments
Net realized loss on investments	(7,591,747)
Net realized gain on options	436,440

Net realized loss on investments	(7,155,307)
Net change in unrealized appreciation of investments	12,866,166
Net change in unrealized depreciation of options	(406,390)

Net change in unrealized appreciation of investments	12,459,776

Net Realized and Unrealized Gain on Investments	5,304,469

Net Increase in Net Assets Applicable to Common Stockholders Resulting from Operations	$8,929,851

See Accompanying Notes to the Financial Statements.

The Cushing® Renaissance Fund

Statements of Changes in Net Assets

	Fiscal Year Ended November 30, 2016	Fiscal Year Ended November 30, 2015
Operations
Net investment income	$3,625,382	$3,506,745
Net realized loss on investments and options	(7,155,307)	(8,811,534)
Net change in unrealized appreciation (depreciation) of investments and options	12,459,776	(22,292,350)

Net increase (decrease) in net assets applicable to common stockholders resulting from operations	8,929,851	(27,597,139)

Distributions and Dividends to Common Stockholders
Net investment income	(3,236,846)	(3,031,452)
Net realized gain	—	—
Return of capital	(6,692,023)	(6,897,417)

Total distributions and dividends to common stockholders	(9,928,869)	(9,928,869)

Total decrease in net assets applicable to common stockholders	(999,018)	(37,526,008)
Net Assets
Beginning of fiscal year	118,568,412	156,094,420

End of fiscal year	$117,569,394	$118,568,412

Distributions in excess of net investment income (loss) at the end of the fiscal year	$(260,173)	$(189,125)

See Accompanying Notes to the Financial Statements.

The Cushing® Renaissance Fund

Statement of Cash Flows

Fiscal Year Ended November 30, 2016

Operating Activities
Net Increase in Net Assets Applicable to Common Stockholders Resulting from Operations	$8,929,851
Adjustments to reconcile net increase in the net assets applicable to common stockholders to net cash provided by operating activities
Net change in unrealized appreciation of investments	(12,459,776)
Purchases of investments	(270,775,038)
Proceeds from sales of investments	259,273,465
Proceeds from option transactions, net	8,988,799
Return of capital on distributions and dividends	2,451,174
Net realized loss on sales of investments and options	7,155,307
Net sales of short-term investments	81,020
Net accretion/amortization of senior notes’ premiums/discounts	22,331
Changes in operating assets and liabilities
Receivable for investments sold	2,138,922
Distributions and dividends receivable	(252,701)
Interest receivable	116,213
Prepaid expenses	(2,280)
Payable to Adviser	(2,640)
Payable for investments purchased	1,175,566
Payable to Trustees	(9,000)
Accrued expenses and other liabilities	(28,618)

Net cash provided by operating activities	6,802,595

Financing Activities
Proceeds from borrowing facility	64,375,007
Repayment of borrowing facility	(61,240,000)
Distributions and dividends paid to common stockholders	(9,928,869)

Net cash used in financing activities	(6,793,862)

Increase in Cash and Cash Equivalents	8,733

Cash and Cash Equivalents:
Beginning of fiscal year	—

End of fiscal year	$8,733

Supplemental Disclosure of Cash Flow and Non-Cash Information
Interest Paid	$158,972

See Accompanying Notes to the Financial Statements.

The Cushing® Renaissance Fund

Financial Highlights

	Fiscal Year Ended November 30, 2016	Fiscal Year Ended November 30, 2015	Fiscal Year Ended November 30, 2014	Fiscal Year Ended November 30, 2013	Period From September 25, 2012(1) through November 30, 2012
Per Common Share Data(2)
Net Asset Value, beginning of period	$19.58	$25.78	$27.46	$23.76	$—
Public offering price	—	—	—	—	25.00
Underwriting discounts and offering costs on issuance of common shares	—	—	—	—	(1.17)
Income from Investment Operations:
Net investment income (loss)	(0.01)	0.58	0.53	0.72	0.01
Net realized and unrealized gain (loss) on investments	1.49	(5.14)	(0.57)	4.46	(0.08)

Total increase (decrease) from investment operations	1.48	(4.56)	(0.04)	5.18	(0.07)

Less Distributions and Dividends to Common Stockholders:
Net investment income	(0.54)	(0.51)	(0.38)	(0.35)	—
Net realized gain	—	—	(0.41)	(1.13)	—
Return of capital	(1.10)	(1.13)	(0.85)	—	—

Total distributions and dividends to common stockholders	(1.64)	(1.64)	(1.64)	(1.48)	—

Net Asset Value, end of period	$19.42	$19.58	$25.78	$27.46	$23.76

Per common share fair value, end of period	$17.49	$15.75	$23.51	$24.30	$23.41

Total Investment Return Based on Fair Value(4)	24.19%	(27.15)%	2.85%	10.47%	(6.36	)%(3)

Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period (000’s)	$117,569	$118,568	$156,094	$166,240	$143,850
Ratio of expenses to average net assets after waiver(5)(6)	1.99%	1.95%	1.96%	1.75%	2.06%
Ratio of net investment income to average net assets before waiver(5)	3.43%	2.53%	1.81%	1.13%	(0.05)%
Ratio of net investment income to average net assets after waiver(5)	3.43%	2.53%	1.81%	1.37%	0.21%
Portfolio turnover rate	226.71%	101.17%	26.08%	87.61%	9.23	%(7)

(1)	Commencement of operations.

(2)	Information presented relates to a share of common stock outstanding for the entire period

(3)

Not annualized. Total investment return is calculated assuming a purchase of common stock at the initial public offering price and a sale at the closing price on the last day of the period reported. The calculation also assumes reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions.

(4)

Not annualized for periods less than one full year. The calculation also assumes reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions.

(5)	Annualized for periods less than one full year.

(6)

The ratio of expenses to average net assets before waiver was 1.99%, 1.95%, 1.96%, 1.99% and 2.32% for the fiscal years ended November 30, 2016, 2015, 2014 and 2013, and the fiscal period from September 25, 2012 through November 30, 2012, respectively.

(7)	Not annualized.

See Accompanying Notes to the Financial Statements.

The Cushing® Renaissance Fund

Notes to Financial Statements

November 30, 2016

1.    Organization

The Cushing® Renaissance Fund (the “Fund”) was formed as a Delaware statutory trust on November 16, 2010, and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund is managed by Cushing® Asset Management, LP (“Adviser”). The Fund’s investment objective is to seek a high total return with an emphasis on current income. The Fund commenced operations on September 25, 2012. The Fund’s shares are listed on the New York Stock Exchange under the symbol “SZC.”

2.    Significant Accounting Policies

A.  Use of Estimates

The following is a summary of significant accounting policies, consistently followed by the Fund in preparation of the financial statements. The Fund is considered an investment company and accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946, Financial Services - Investment Companies, which is part of U.S. Generally Accepted Accounting Principles (“U.S. GAAP”).

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of distribution income and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

B.  Investment Valuation

The Fund uses the following valuation methods to determine fair value as either fair value for investments for which market quotations are available, or if not available, the fair value, as determined in good faith pursuant to such policies and procedures as may be approved by the Fund’s Board of Trustees (“Board of Trustees”) from time to time. The valuation of the portfolio securities of the Fund currently includes the following processes:

(i)  The market value of each security listed or traded on any recognized securities exchange or automated quotation system will be the last reported sale price at the relevant valuation date on the composite tape or on the principal exchange on which such security is traded except those listed on the NASDAQ Global Market®, NASDAQ Global Select Market® and the NASDAQ Capital Market® exchanges (collectively, “NASDAQ”). Securities traded on NASDAQ will be valued at the NASDAQ official closing price. If no sale is reported on that date, the closing price from the prior day may be used.

(ii)  Listed options on debt securities are valued at the last sale price, or if there are no trades for the day, the mean of the bid price and the ask price. Unlisted options on debt or equity securities are valued based upon their composite bid prices if held long, or their composite ask prices if held short. Futures are valued at the settlement price. Premiums for the sale of options written by the Fund will be included in the assets of the Fund, and the market value of such options will be included as a liability.

(iii)  The Fund’s non-marketable investments will generally be valued in such manner as the Adviser determines in good faith to reflect their fair values under procedures established by, and under the general supervision and responsibility of, the Board of Trustees. The pricing of all assets that are fair valued in this manner will be subsequently reported to and ratified by the Board of Trustees.

The Fund may engage in short sale transactions. For financial statement purposes, an amount equal to the settlement amount, if any, is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the fair value of the short positions. Subsequent fluctuations in market prices of securities sold short may require purchasing the securities at prices which may differ from the fair value reflected on the Statement of Assets and Liabilities. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized under the termination of a short sale. The Fund is also subject to the risk that it may be unable to reacquire a security to terminate a short position except at a price substantially in excess of the last quoted price. The Fund is liable for any distributions and dividends (collectively referred to as “Distributions”) paid on securities sold short and such amounts, if any, would be reflected as Distribution expense in the Statement of Operations. The Fund’s obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer. The Fund also will be required to segregate similar collateral to the extent, if any, necessary so that the value of both collateral amounts in the aggregate is at all times equal to at least 100% of the current fair value of the securities sold short. The Fund did not hold any securities sold short as of November 30, 2016.

C.  Security Transactions, Investment Income and Expenses

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on a specific identified cost basis. Interest income is recognized on an accrual basis, including amortization of premiums and accretion of discounts. Distributions are recorded on the ex-dividend date. Distributions received from the Fund’s investments in master limited partnerships (“MLPs”) generally are comprised of ordinary income, capital gains and return of capital. The Fund records investment income on the ex-date of the Distributions. For financial statement purposes, the Fund uses return of capital and income estimates to allocate the Distribution income received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from the MLPs after their tax reporting periods are concluded, as the actual character of these Distributions is not known until after the fiscal year end of the Fund.

The Fund estimates the allocation of investment income and return of capital for the Distributions received from its portfolio investments within the Statement of Operations. For the fiscal year ended November 30, 2016, the Fund has estimated approximately 42% of the Distributions from its portfolio investments to be return of capital.

Expenses are recorded on an accrual basis.

D.  Distributions to Stockholders

Distributions to common stockholders are recorded on the ex-dividend date. The character of Distributions to common stockholders made during the period may differ from their ultimate characterization for federal income tax purposes. For the fiscal year ended November 30, 2016, the Fund’s Distributions were expected to be comprised of 33%, or $3,236,846, ordinary income and 67%, or $6,692,023, return of capital. For Federal income tax purposes, Distributions of short-term capital gains are treated as ordinary income distributions. In addition, on an annual basis, the Fund may distribute additional capital gains in the last calendar quarter, if necessary, to meet minimum distribution requirements and thus avoid being subject to excise taxes.

E.  Federal Income Taxation

The Fund intends to qualify each year for special tax treatment afforded to a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (“IRC”). In order to qualify as a RIC, the Fund must, among other things, satisfy income, asset diversification and distribution requirements. As long as it so qualifies, the Fund will not be subject to U.S. federal income tax to the extent that it distributes annually its investment company taxable income (which includes ordinary income and the excess of net short-term capital gain over net long-term capital loss) and its “net capital gain” (i.e., the excess of net long-term capital gain over net short-term capital loss). The Fund intends to distribute at least annually substantially all of such income and gain. If the Fund retains any investment company taxable income or net capital gain, it will be subject to U.S. federal income tax on the retained amount at regular corporate tax rates. In addition, if the Fund fails to qualify as a RIC for any taxable year, it will be subject to U.S. federal income tax on all of its income and gains at regular corporate tax rates.

The Fund recognizes in the financial statements the impact of a tax position, if that position is more-likely-than-not to be sustained on examination by the taxing authorities, based on the technical merits of the position. Tax benefits resulting from such a position are measured as the amount that has a greater than fifty percent likelihood on a cumulative basis to be sustained on examination.

F.  Cash and Cash Equivalents

The Fund considers all highly liquid investments purchased with initial maturity equal to or less than three months to be cash equivalents.

G.  Cash Flow Information

The Fund makes Distributions from investments, which include the amount received as cash distributions from MLPs, common stock dividends and interest payments. These activities are reported in the Statement of Changes in Net Assets, and additional information on cash receipts and payments is presented in the Statement of Cash Flows.

H.  Indemnification

Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts that provide general indemnification to other parties. The Fund’s maximum exposure under such indemnification arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred, and may not occur. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

I.  Derivative Financial Instruments

The Fund provides disclosure regarding derivatives and hedging activity to allow investors to understand how and why the Fund uses derivatives, how derivatives are accounted for, and how derivative instruments affect the Fund’s results of operations and financial position.

The Fund occasionally purchases and sells (“writes”) put and call equity options as a source of potential protection against a broad market decline. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller. Options are settled for cash.

Purchased Options — Premiums paid by the Fund for purchased options are included in the Statement of Assets and Liabilities as an investment. The option is adjusted daily to reflect the fair value of the option and any change in fair value is recorded as unrealized appreciation or depreciation of investments. If the option is allowed to expire, the Fund will lose the entire premium paid and record a realized loss for the premium amount. Premiums paid for purchased options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain/loss or cost basis of the security.

Written Options — Premiums received by the Fund for written options are included in the Statement of Assets and Liabilities. The amount of the liability is adjusted daily to reflect the fair value of the written option and any change in fair value is recorded as unrealized appreciation or depreciation of investments. Premiums received from written options that expire are treated as realized gains. The Fund records a realized gain or loss on written options based on whether the cost of the closing transaction exceeds the premium received. If a call option is exercised by the option buyer, the premium received by the Fund is added to the proceeds from the sale of the underlying security to the option buyer and compared to the cost of the closing transaction to determine whether there has been a realized gain or loss. If a put option is exercised by an option buyer, the premium received by the option seller reduces the cost basis of the purchased security.

Written uncovered call options subject the Fund to unlimited risk of loss. Written covered call options limit the upside potential of a security above the strike price. Put options written subject the Fund to risk of loss if the value of the security declines below the exercise price minus the put premium.

The Fund is not subject to credit risk on written options as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

The Fund has adopted the disclosure provisions of Financial Accounting Standards Board (“FASB”) Accounting Standard Codification 815, Derivatives and Hedging (“ASC 815”). ASC 815 requires enhanced disclosures about the Fund’s use of and accounting for derivative instruments and the effect of derivative instruments on the Fund’s results of operations and financial position. Tabular disclosure regarding derivative fair value and gain/loss by contract type (e.g., interest rate contracts, foreign exchange contracts, credit contracts, etc.) is required and derivatives accounted for as hedging instruments under ASC 815 must be disclosed separately from those that do not qualify for hedge accounting. Even though the Fund may use derivatives in an attempt to achieve an economic hedge, the Fund’s derivatives are not accounted for as hedging instruments under ASC 815 because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings.

There were no transactions in purchased options during the fiscal year ended November 30, 2016.

Transactions in written options contracts for the period ended November 30, 2016, were as follows:

	Contracts	Premiums
Outstanding at November 30, 2015	—	$—
Options written	10,200	742,979
Options covered	—	—
Options exercised	(2,000)	(195,429)
Options expired	(7,450)	(436,440)

Outstanding at November 30, 2016	750	111,110

The average monthly fair value of written options during the period ended November 30, 2016 was $105,646.

The effect of derivative instruments on the Statement of Operations for the fiscal year ended November 30, 2016:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments under ASC 815	Purchased Options	Written Options	Total
Equity Contracts	$—	$436,440	$436,440

Amount of Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments under ASC 815	Purchased Options	Written Options	Total
Equity Contracts	$—	$(406,390)	$(406,390)

3.    Concentrations of Risk

The Fund, under normal market conditions, invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in a portfolio of (i) companies across the energy supply chain spectrum, including upstream, midstream and downstream energy companies, as well as oil and gas services companies, (ii) energy-intensive chemical, metal and industrial and manufacturing companies and engineering and construction companies that the Adviser expects to benefit from growing energy production and lower feedstock costs relative to global costs and, (iii) transportation and logistics companies providing solutions to the U.S. manufacturing industry. Therefore, the Fund may be subject to more risks than if they were more broadly diversified over numerous industries and sectors of the economy. General changes in market sentiment towards companies in the sectors in which they invest may adversely affect the Fund, and the performance of such sectors may lag behind the broader market as a whole.

The Fund is also subject to MLP structure risk. Holders of MLP units are subject to certain risks inherent in the structure of MLPs, including (i) tax risks, (ii) the limited ability to elect or remove management or the general partner or managing member, (iii) limited voting rights, except with respect to extraordinary transactions, and (iv) conflicts of interest between the general partner or managing member and its affiliates, on the one hand, and the limited partners or members, on the other hand, including those arising from incentive distribution payments or corporate opportunities.

4.    Agreements and Related Party Transactions

The Fund has entered into an Investment Management Agreement with the Adviser (the “Agreement”). Under the terms of the Agreement, the Fund has agreed to pay the Adviser a fee payable at the end of each calendar month, at an annual rate equal to 1.25% of the average weekly value of the Fund’s Managed Assets during such month. The Adviser earned $1,467,185 in advisory fees for the fiscal year ended November 30, 2016.

The Fund has engaged U.S. Bancorp Fund Services, LLC to serve as the Fund’s administrator. The Fund pays the administrator a monthly fee computed at an annual rate of 0.09% of the first $100,000,000 of the Fund’s average daily net assets, 0.07% on the next $200,000,000 of average daily net assets and 0.04% on the balance of the Fund’s average daily net assets, with a minimum annual fee of $70,000.

U.S. Bancorp Fund Services, LLC serves as the Fund’s transfer agent, dividend paying agent, and agent for the automatic dividend reinvestment plan.

U.S. Bank, N.A. serves as the Fund’s custodian. The Fund pays the custodian a monthly fee computed at an annual rate of 0.004% of the Fund’s average daily market value, with a minimum annual fee of $4,800.

Fees paid to trustees for their services to the Fund are reflected as Trustees’ fees on the Statement of Operations.

5.    Income Taxes

It is the Fund’s intention to continue to qualify as a RIC under Subchapter M of the IRC and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in its financial statements.

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differences in the timing of recognition of gains or losses on investments. Permanent book and tax basis differences resulted in the reclassifications of $459,584 from accumulated net investment income, $525,374 to accumulated net realized loss and $65,790 from additional paid-in capital.

The following information is provided on a tax basis as of November 30, 2016:

Cost of investments	$118,976,286

Gross unrealized appreciation	$17,059,623
Gross unrealized depreciation	(8,020,745)

Net unrealized appreciation	9,038,878
Undistributed ordinary income	—
Undistributed long-term gains	—
Other accumulated losses	(16,637,968)

Total accumulated losses	$(7,599,090)

As of November 30, 2016, for federal income tax purposes, capital loss carryforwards of $15,926,516 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated.

Capital Loss Available Through	Short-Term Capital Loss Amount	Long-Term Capital Loss Amount
Unlimited	$14,192,671	$1,733,845

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on U.S. tax returns and state tax returns filed since inception of the Fund. No income tax returns are currently under examination. All tax years beginning after November 30, 2013 remain subject to examination by the tax authorities in the United States. Due to the nature of the Fund’s investments, the Fund may be required to file income tax returns in several states. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

6.    Fair Value Measurements

Various inputs that are used in determining the fair value of the Fund’s investments are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

These inputs are summarized in the three broad levels listed below.

		Fair Value Measurements at Reporting Date Using
Description	Fair Value as of November 30, 2016	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Assets
Equity Securities
Common Stock(a)	$72,729,825	$72,729,825	$—	$—
Master Limited Partnerships and Related Companies(a)	22,014,277	20,902,650	1,111,627	—

Total Equity Securities	94,744,102	93,632,475	1,111,627	—

Notes
Senior Notes(a)	33,271,062	—	33,271,062	—

Total Notes	33,271,062	—	33,271,062	—

Total Assets	$128,015,164	$93,632,475	$34,382,689	$—

Liabilities
Options	$517,500	$517,500	$—	$—

Total Liabilities	$517,500	$517,500	$—	$—

(a)	All other industry classifications are identified in the Schedule of Investments. The Fund did not hold Level 3 investments at any time during the fiscal year ended November 30, 2016.

Transfers into and out of each level are measured at fair value as of the end of the period. There were no transfers between any levels during the period ended November 30, 2016.

7.    Investment Transactions

For the fiscal year ended November 30, 2016, the Fund purchased (at cost) and sold securities (proceeds) in the amount of $270,775,038 and $259,273,465 (excluding short-term securities), respectively. The Fund sold covered options (proceeds) in the amount of $8,245,820. The Fund sold written options (proceeds) in the amount of $742,979.

8.    Common Stock

The Fund had unlimited shares of capital stock authorized and 6,054,188 shares outstanding as of November 30, 2016. Transactions in common stock for the fiscal years ended November 30, 2015 and 2016 were as follows:

Shares at November 30, 2014	6,054,188

Shares at November 30, 2015	6,054,188

Shares at November 30, 2016	6,054,188

9.    Borrowing Facilities

The Fund maintains a margin account arrangement with ScotiabankTM. The interest rate charged on margin borrowing is tied to the cost of funds for ScotiabankTM (which is LIBOR plus 0.80%). On

September 19, 2016, the interest rate was amended to LIBOR plus 1.00%. Proceeds from the margin account arrangement are used to execute the Fund’s investment objective.

The average principal balance and interest rate for during which the credit facilities were utilized during the fiscal year ended November 30, 2016 was approximately $11,997,000 and 1.23%, respectively. At November 30, 2016, the principal balance outstanding was $10,456,007.

10.    Subsequent Events

Subsequent to November 30, 2016, the Fund declared a distribution to common stockholders in the amount of $0.41 per share, payable on December 23, 2016 to stockholders of record on December 19, 2016.

The Cushing® Renaissance Fund

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

The Cushing Renaissance Fund:

We have audited the accompanying statement of assets and liabilities of The Cushing Renaissance Fund (the Fund), including the schedule of investments, as of November 30, 2016, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Cushing Renaissance Fund at November 30, 2016, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Dallas, Texas January 27, 2017

The Cushing® Renaissance Fund

Trustees and Executive Officers (Unaudited)

November 30, 2016

Set forth below is information with respect to each of the Trustees and executive officers of the Trust, including their principal occupations during the past five years. The business address of the Fund, its Trustees and executive officers is 8117 Preston Road, Suite 440, Dallas, Texas 75225.

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Brian R. Bruce (1955)	Trustee and Chairman of the Audit Committee	Trustee since 2012	Chief Executive Officer, Hillcrest Asset Management, LLC (2008 to present) (registered investment adviser). Previously, Director of Southern Methodist University’s Encap Investment and LCM Group Alternative Asset Management Center (2006 to 2011). Chief Investment Officer of Panagora Asset Management, Inc. (1999 to 2007) (investment management company).	6	CM Advisers Family of Funds (2 series) (2003 to present) and Dreman Contrarian Funds (2 series) (2007 to present).

Ronald P. Trout (1939)	Trustee and Chairman of the Nominating and Corporate Governance Committee	Trustee since 2012	Retired. Previously, founding partner and Senior Vice President of Hourglass Capital Management, Inc. (1989 to 2002) (investment management company).	6	Dorchester Minerals LP (2008 – present) (acquisition, ownership and administration of natural gas and crude oil royalty, net profits and leasehold interests in the U.S.).

Interested Trustees
Jerry V. Swank (1951)(3)	Trustee, Chairman of the Board, Chief Executive Officer and President	Trustee since 2012	Managing Partner of the Adviser and founder Swank Capital, LLC of (2000 – present).	6	E-T Energy Ltd. (2008 – 2014) (developing, operating, producing and selling recoverable bitumen); Central Energy Partners, LP (2010 – 2013) (storage and transportation of refined petroleum products and petrochemicals).

(1)

After a Trustee’s initial term, each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he serves. Mr. Trout is expected to stand for re-election in 2017, Mr. Bruce in 2018 and Mr. Swank in 2019.

(2)	The “Fund Complex” includes each registered investment company for which the Adviser serves as investment adviser. As of November 30, 2015, there were six funds in the Fund Complex.

(3)	Mr. Swank is an “interested person” of the Fund, as defined under the 1940 Act, by virtue of his position as Managing Partner of the Adviser.

Executive Officers

The following provides information regarding the executive officers of the Fund who are not Trustees. Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupations During Past Five Years
Jerry V. Swank (1951)	Chief Executive Officer and President	Officer since 2007	Managing Partner of the Adviser and founder Swank Capital, LLC of (2000 – present).

John H. Alban (1963)	Chief Financial Officer and Treasurer	Officer since 2012	Chief Operating Officer (“COO”) and Chief Financial Officer of the Adviser (2010 – present). Previously, Chief Administrative Officer of NGP Energy Capital Management (2007 – 2009); COO of Spinnerhawk Capital Management, L.P. (2005 – 2007).

Barry Y. Greenberg (1963)	Chief Compliance Officer and Secretary	Officer since 2012	General Counsel and Chief Compliance Officer of the Adviser (2010 –present); Partner at Akin Gump Strauss Hauer & Feld LLP (2005 – 2010); Vice President, Legal, Compliance and Administration at American Beacon Advisors (1995 – 2005); Attorney and Branch Chief at the U.S. Securities and Exchange Commission (1988 – 1995).

The Cushing® Renaissance Fund

Additional Information (Unaudited)

November 30, 2016

Investment Policies and Parameters

Previously, the Fund had stated an intention to generally invest in 20-40 issuers. The Fund’s Board of Trustees (the “Board”) has approved eliminating that policy. While the Fund initially expects to invest in a greater number of issuers, the Fund may in the future invest in fewer issuers. The Fund is a non-diversified, closed-end management investment company under the 1940 Act. Accordingly, the Fund may invest a greater portion of its assets in a more limited number of issuers than a diversified fund. An investment in the Fund may present greater risk to an investor than an investment in a diversified portfolio because changes in the financial condition or market assessment of a single issuer may cause greater fluctuations in the value of the Fund’s shares.

Effective as of November 21, 2013, the Board approved a revision of the Fund’s principal investment policies to clarify that, in addition to investments in companies across the entire supply chain spectrum, energy-intensive industrial and manufacturing companies and master limited partnerships, the Fund may invest in transportation and logistics companies providing solutions to the U.S. manufacturing industry.

The Commodity Futures Trading Commission (“CFTC”) amended Rule 4.5, which permits investment advisers to registered investment companies to claim an exclusion from the definition of commodity pool operator with respect to a fund provided certain requirements are met. In order to permit the Adviser to continue to claim this exclusion with respect to the Fund under the amended rule, the Fund limits its transactions in futures, options of futures and swaps (excluding transactions entered into for “bona fide hedging purposes,” as defined under CFTC regulations) such that either: (i) the aggregate initial margin and premiums required to establish its futures, options on futures and swaps do not exceed 5% of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and losses on such positions; or (ii) the aggregate net notional value of its futures, options on futures and swaps does not exceed 100% of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and losses on such positions. The Fund and the Adviser do not believe that complying with the amended rule will limit the Fund’s ability to use futures, options and swaps to the extent that it has used them in the past.

Trustee and Executive Officer Compensation

The Fund does not currently compensate any of its trustees who are interested persons or any of its officers. For the fiscal year ended
November 30, 2016, the aggregate compensation paid by the Fund to the independent trustees was $98,928. The Fund did not pay any special compensation to any of its trustees or officers. The Fund continuously monitors standard industry practices and this policy is subject to change.

Cautionary Note Regarding Forward-Looking Statements

This report contains “forward-looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to materially differ from the Fund’s historical experience and its present expectations or projections indicated in any forward-looking statements. These risks include, but are not limited to, changes in economic and political conditions; regulatory and legal changes; energy industry risk; leverage risk; valuation risk; interest rate risk; tax risk; and other risks discussed in the Fund’s filings with the SEC. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Fund undertakes no obligation to update or revise any forward-looking statements made herein. There is no assurance that the Fund’s investment objective will be attained.

Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities owned by the Fund and information regarding how the Fund voted proxies relating to the portfolio of securities during the 12-month period ended June 30 are available to shareholders without charge, upon request by calling the Fund toll-free at (800)236-4424 and on the Fund’s website at www.cushingcef.com. Information regarding how the Fund voted proxies are also available to stockholders without charge on the SEC’s website at www.sec.gov.

Form N-Q

The Fund will file its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. The Fund’s Form N-Q and statement of additional information are available without charge by visiting the SEC’s website at www.sec.gov. In addition, you may review and copy the Fund’s Form N-Q at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Portfolio Turnover

The portfolio turnover rate for the fiscal year ended November 30, 2016 was 226.71%. Portfolio turnover may vary greatly from period to period. The Fund does not consider portfolio turnover rate a limiting factor in the Adviser’s execution of investment decisions, and the Fund may utilize investment and trading strategies that may involve high portfolio turnover. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund.

Certifications

The Fund’s Chief Executive Officer has submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Fund Manual.

The Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Tax Information

The Fund designated 90% of its ordinary income distribution for the year ended November 30, 2016 as qualified dividend income and 63% of the dividends paid from net ordinary income qualify for the dividends received deduction available to corporate stockholders.

Distribution and Dividend Reinvestment Plan

How the Plan Works

Unless the registered owner of common shares elects to receive cash by contacting the Plan Agent, all distributions and dividends (collectively referred to in this section as “dividends”) declared for your common shares of the Fund will be automatically reinvested by U.S. Bancorp Fund Services, LLC (the

“Plan Agent”), agent for stockholders in administering the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. The Plan Agent will open an account for each common stockholder under the Plan in the same name in which such common stockholder’s common shares are registered. Whenever the Fund declares a dividend payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Agent for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“newly-issued common shares”) or (ii) by purchase of outstanding common shares on the open market (“open-market purchases”) on the New York Stock Exchange or elsewhere.

If, on the payment date for any dividend, the market price per common share plus per share fees (which include any brokerage commissions the Plan Agent is required to pay) is greater than the net asset value per common share, the Plan Agent will invest the dividend amount in newly-issued common shares, including fractions, on behalf of the participants. The number of newly-issued common shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per common share on the payment date; provided that, if the net asset value per common share is less than 95% of the market price per common share on the payment date, the dollar amount of the dividend will be divided by 95% of the market price per common share on the payment date. If, on the payment date for any dividend, the net asset value per common share is greater than the market value per common share plus per share fees, the Plan Agent will invest the dividend amount in common shares acquired on behalf of the participants in open-market purchases.

Participation in the Plan

If a registered owner of common shares elects not to participate in the Plan, you will receive all dividends in cash paid by check mailed directly to you (or, if the shares are held in street or other nominee name, then to such nominee) by the Plan Agent, as dividend disbursing agent. You may elect not to participate in the Plan and to receive all dividends in cash by sending written or telephonic instructions to the Plan Agent, as dividend paying agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by contacting the Plan Agent before the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may reinvest that cash in additional common shares of the Fund for you.

Plan Fees

There will be no per share fees with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with open-market purchases. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

Tax Implications

The automatic reinvestment of dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. Accordingly, any taxable dividend received by a participant that is reinvested in additional common shares will be subject to federal (and possibly state and local) income tax even though such participant will not receive a corresponding amount of cash with which to pay such taxes.

Contact Information

For more information about the plan you may contact the Plan Agent in writing at PO Box 708, Milwaukee, WI 53201-0701, by calling the Plan Agent at 1-800-662-7232.

Privacy Policy

In order to conduct its business, the Fund collects and maintains certain nonpublic personal information about its stockholders of record with respect to their transactions in shares of the Fund’s securities. This information includes the stockholder’s address, tax identification or Social Security number, share balances, and dividend elections. We do not collect or maintain personal information about stockholders whose share balances of our securities are held in “street name” by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, the Fund’s other stockholders or the Fund’s former stockholders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about the Fund’s stockholders to those employees who need to know that information to provide services to our stockholders. We also maintain certain other safeguards to protect your nonpublic personal information.

Other Information For Stockholders

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund from time to time may purchase its common shares of beneficial interest in the open market.

This report is sent to stockholders of The Cushing® Renaissance Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

The Fund does not make available copies of its Statement of Additional Information because the Fund’s shares are not continuously offered, which means that the Statement of Additional Information has not been updated after completion of the Fund’s initial public offering and the information contained in such Statement of Additional Information may have become outdated.

The Fund makes available performance and certain other on its website at www.cushingcef.com. Investors and others are advised to periodically check the website for updated performance information and the release of other material information about the Fund. This reference to the Fund’s website is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate the Fund’s website in this report.

New Trustee

Effective as of January 18, 2017, Brenda A. Cline was appointed as a Trustee of the Fund.

The Cushing® Renaissance Fund

TRUSTEES

Brian R. Bruce

Brenda A. Cline*

Ronald P. Trout

Jerry V. Swank

*	appointed as a Trustee as of January 18, 2017

EXECUTIVE OFFICERS

Jerry V. Swank

Chief Executive Officer and President

John H. Alban

Chief Financial Officer and Treasurer

Barry Y. Greenberg

Chief Compliance Officer and Secretary

INVESTMENT ADVISER

Cushing® Asset Management, LP

8117 Preston Road, Suite 440

Dallas, TX 75225

ADMINISTRATOR

U.S. Bancorp Fund Services, LLC

615 East Michigan Street, 3rd Floor

Milwaukee, WI 53202

CUSTODIAN

U.S. Bank, N.A.

1555 N. River Center Drive, Suite 302

Milwaukee, WI 53212

TRANSFER AGENT

U.S. Bancorp Fund Services, LLC

615 East Michigan Street, 3rd Floor

Milwaukee, WI 53202

LEGAL COUNSEL

Skadden, Arps, Slate, Meagher & Flom LLP

Four Times Square

New York, NY 10036

INDEPENDENT

REGISTERED PUBLIC

ACCOUNTING FIRM

Ernst & Young LLP

2323 Victory Avenue, Suite 2000

Dallas, TX 75219

NOT FDIC INSURED   |   NOT BANK GUARANTEED   |   MAY LOSE VALUE

THE CUSHING® RENAISSANCE FUND

Investment Adviser Cushing® Asset Management, LP 8117 Preston Road Suite 440 Dallas, TX 75225 (214) 692-6334 (888) 777-2346 www.cushingcef.com www.cushingasset.com

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-888-777-2346.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Mr. Brian Bruce is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 11/30/2016	FYE 11/30/2015
Audit Fees	66,400	65,000
Audit-Related Fees	None	None
Tax Fees	21,000	19,833
All Other Fees	None	None

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentages of fees billed by Ernst & Young LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 11/30/2016	FYE 11/30/2015
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant. (If more than 50 percent of the accountant’s hours were spent to audit the registrant’s financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.)

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 11/30/2016	FYE 11/30/2015
Registrant	None	None
Registrant’s Investment Adviser	None	None

Item 5. Audit Committee of Listed Registrants.

The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, (the “Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Act. The independent members of the committee are as follows: Brian R. Bruce and Ron P. Trout.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Cushing Asset Management, LP (the “Investment Adviser”) serves as the investment adviser and general partner, respectively, of certain investment vehicles (the “Affiliate Funds” and, together with the registrant, each a “Client” and collectively, the “Clients”). Through these relationships the Investment Adviser is delegated the right to vote, on behalf of the Clients, proxies received from companies, the securities of which are owned by the Clients.

Purpose

The Investment Adviser follows this proxy voting policy (the “Policy”) to ensure that proxies the Investment Adviser votes on behalf of each Client are voted to further the best interest of that Client. The Policy establishes a mechanism to address any conflicts of interests between the Investment Adviser and the Client. Further, the Policy establishes how Clients may obtain information on how the proxies have been voted.

Determination of Vote

The Investment Adviser determines how to vote after studying the proxy materials and any other materials that may be necessary or beneficial to voting. The Investment Adviser votes in a manner that the Investment Adviser believes reasonably furthers the best interests of the Client and is consistent with the investment philosophy as set out in the relevant investment management documents.

The major proxy-related issues generally fall within five categories: corporate governance, takeover defenses, compensation plans, capital structure, and social responsibility. The Investment Adviser will cast votes for these matters on a case-by-case basis. The Investment Adviser will generally vote in favor of matters which follow an agreeable corporate strategic direction, support an ownership structure that enhances shareholder value without diluting management’s accountability to shareholders and/or present compensation plans that are commensurate with enhanced manager performance and market practices.

Resolution of any Conflicts of Interest

If a proxy vote creates a material conflict between the interests of the Investment Adviser and a Client, the Investment Adviser will resolve the conflict before voting the proxies. The Investment Adviser will either disclose the conflict to the Client and obtain a consent or take other steps designed to ensure that a decision to vote the proxy was based on the Investment Adviser’s determination of the Client’s best interest and was not the product of the conflict.

Records

The Investment Adviser maintains records of (i) all proxy statements and materials the Investment Adviser receives on behalf of Clients; (ii) all proxy votes that are made on behalf of the Clients; (iii) all documents that were material to a proxy vote; (iv) all written requests from Clients regarding voting history; and (v) all responses (written and oral) to Clients’ requests. Such records are available to the Clients (and owners of a Client that is an investment vehicle) upon request.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Jerry V. Swank, Saket Kumar and Matthew A. Lemme (the “portfolio managers”) are primarily responsible for the day-to-day management of the registrant’s portfolio.

(a)(1) The following table provides biographical information about the registrant’s portfolio managers as of the date of this filing:

Name	Positions(s) Held With Registrant and Length of Time Served	Principal Occupation During Past Five Years

Jerry V. Swank	Trustee, Chairman of the Board, Chief Executive Officer and President since 2007.	Managing Partner of the Investment Adviser since 2003.

Saket Kumar	None.	Portfolio Manager of the Investment Adviser since 2012.

Matthew A. Lemme	None.	Portfolio Manager of the Investment Adviser since 2012.

(a)(2) The following table provides information about the other accounts managed on a day-to-day basis by the portfolio managers as of November 30, 2016:

Name of Portfolio Manager	Number of Accounts	Total Assets of Accounts	Number of Accounts Subject to a Performance Fee	Total Assets of Accounts Subject to a Performance Fee
Jerry V. Swank
Registered investment companies	9	$1,951,666,935	0	$0
Other pooled investment vehicles	9	$305,256,012	9	$305,256,012
Other accounts	22	$1,175,912,809	1	$3,871,957
Saket Kumar
Registered investment companies	2	$290,817,777	0	$0
Other pooled investment vehicles	2	$26,323,829	2	$26,323,829
Other accounts	1	$2,375,119	0	0
Matthew A. Lemme
Registered investment companies	2	$290,817,777	0	$0
Other pooled investment vehicles	2	$26,323,829	2	$26,323,829
Other accounts	2	$455,933,848	0	0

(iv) Conflicts of Interest with the Investment Adviser

Conflicts of interest may arise because the Investment Adviser and its affiliates generally will be carrying on substantial investment activities for other Clients, including, but not limited to, other investment vehicles for which the Adviser serves as investment adviser or general partner of such vehicles (the “Affiliated Funds”), in which the registrant will have no interest. The Investment Adviser or its affiliates may have financial incentives to favor certain of such accounts over the registrant. Any of the proprietary accounts of the Investment Adviser and its affiliates and other customer accounts may compete with the registrant for specific trades. The Investment Adviser or its affiliates may buy or sell securities for the registrant which differ from securities bought or sold for other accounts and customers, even though the investment objectives and policies of the other accounts may be similar to the registrant’s. Situations may occur where the registrant could be disadvantaged as a result of the investment activities conducted by the Investment Adviser and its affiliates for other accounts resulting in, among other things, legal or internal restrictions on the combined size of positions that may be taken for the registrant and the other accounts, limits on the size of the registrant’s position, or difficulty in liquidating an investment for the registrant and the other accounts where the market cannot absorb the sale of the combined position. Notwithstanding these potential conflicts of interest, the Investment Adviser, the registrant’s Board of Trustees and its officers have a fiduciary obligation to act in the registrant’s best interest.

The registrant’s investment opportunities may be limited by potential affiliations of the Investment Adviser or its affiliates with MLPs and other natural resource companies. Additionally, to the extent that the Investment Adviser sources and structures private investments in MLPs and other natural resource companies, certain employees of the Investment Adviser may become aware of actions planned by MLPs and other natural resource companies, such as acquisitions, that may not be announced to the public. It is possible that the registrant could be precluded from investing in an MLP or other natural resource company as a result of such an occurrence.

The Investment Adviser manages several Affiliated Funds. Some of these Affiliated Funds have investment objectives that are similar to or overlap with the registrant’s investment objectives. Further, the Investment Adviser may at some time in the future manage other investment funds with the same or similar investment objective as the registrant.

Investment decisions for the registrant are made independently from those of other Clients; however, from time to time, the same investment decision may be made for more than one fund or account.

When two or more Clients advised by the Investment Adviser or its affiliates seek to purchase or sell the same publicly traded securities, the securities actually purchased or sold will be allocated among the Clients on a good faith equitable basis by the Investment Adviser in its discretion in accordance with the Clients’ various investment objectives and procedures adopted by the Investment Adviser and approved by the registrant’s Board of Trustees. In some cases, this system may adversely affect the price or size of the position obtained by the registrant.

The registrant’s investment opportunities may be limited by the availability of investment opportunities in the MLPs and other natural resource companies that the Investment Adviser evaluates for the Affiliated Funds. To the extent a potential investment is appropriate for the registrant and one or more of the Affiliated Funds, the Investment Adviser will fairly allocate that investment to the registrant or an Affiliated Fund, or both, depending on its allocation procedures and applicable law related to combined or joint transactions. Under such circumstances, there may be an attractive limited investment opportunity otherwise suitable for the registrant in which the registrant cannot invest because of the particular allocation method being used for that investment.

Under the Investment Company Act of 1940 (the “1940 Act”), the registrant and its Affiliated Funds may be precluded from co-investing in private placements of securities. Except as permitted by law or positions of the staff of the Securities and Exchange Commission, the Investment Adviser will not co-invest its other Clients’ assets in private transactions in which the registrant invests. To the extent the registrant is precluded from co-investing in such transactions, the Investment Adviser will allocate private investment opportunities among its Clients, including but not limited to the registrant and the Affiliated Funds, based on allocation policies that take into account several suitability factors, including the size of the investment opportunity, the amount each Client has available for investment and the Client’s investment objectives. These allocation policies may result in the allocation of investment opportunities to an Affiliated Fund rather than to the registrant.

(a)(3) As of November 30, 2016:

Compensation

Messrs. Swank, Kumar and Lemme are compensated by the Investment Adviser. Mr. Swank is a principal of the Investment Adviser and is compensated through partnership distributions that are based primarily on the profits and losses of the Investment Adviser. Messrs. Kumar and Lemme each receive a base salary and participate in an incentive compensation plan based on the profits of the Investment Adviser. The partnership distributions and incentive compensation plan are affected by the amount of assets the Investment Adviser manages and the appreciation of those assets, particularly over the long-term, but are not determined with specific reference to any particular performance benchmark or time period. Some of the other accounts managed by Messrs. Swank, Kumar and Lemme, including the Affiliated Funds, have investment strategies that are similar to the registrant’s investment strategy. However, the Investment Adviser manages potential material conflicts of interest by allocating investment opportunities in accordance with its allocation policies and procedures.

(a)(4) As of November 30, 2016:

Securities Beneficially Owned in the Registrant by Portfolio Managers

The following table provides information about the dollar range of equity securities in the registrant beneficially owned by the portfolio manager:

Portfolio Manager	Aggregate Dollar Range of Beneficial Ownership in the Registrant
Jerry V. Swank	More than $100,000(1)
Saket Kumar	None
Matthew A. Lemme	$10,000-50,000

(1)	Includes securities owned by the Investment Adviser. By virtue of his control of the Investment Adviser, Mr. Swank may be deemed to beneficially own the securities held by the Investment Adviser.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 06/01/2016-06/30/2016	0	0	0	0
Month #2 07/01/2016-07/31/2016	0	0	0	0
Month #3 08/01/2016-08/31/2016	0	0	0	0
Month #4 09/01/2016-09/30/2016	0	0	0	0
Month #5 10/01/2016-10/31/2016	0	0	0	0
Month #6 11/01/2016-11/30/2016	0	0	0	0

Total	0	0	0	0

*	Footnote the date each plan or program was announced, the dollar amount (or share or unit amount) approved, the expiration date (if any) of each plan or program, each plan or program that expired during the covered period, each plan or program registrant plans to terminate or let expire.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)	The registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the registrant and by the registrant’s service provider.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. None.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Cushing Renaissance Fund

By (Signature and Title)*	/S/ Jerry V. Swank
Jerry V. Swank, President & Chief Executive Officer

Date	02/06/17

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/S/ Jerry V. Swank
Jerry V. Swank, President & Chief Executive Officer

Date	02/06/17

By (Signature and Title)*	/S/ John H. Alban
John H. Alban, Treasurer & Chief Financial Officer

Date	02/06/17